$35.3B total economic benefits	$14.4B personal income including wages and benefits, with $7.3 billion for construction workers	$4.6B tax revenues ($1.5 billion state/local and $3.1 billion federal)
185.9M hours of on-site union construction work created	205.7K total jobs generated across communities	121.2K housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey
President, North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

* Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of June 30, 2021. Economic impact data is in 2020 dollars and all other flgures are nominal.

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Asbestos and insulation	1,171	2,356,150
Boilermakers	842	1,695,410
Bricklayers (including tile setters)	5,957	11,983,370
Carpenters	16,737	33,719,570
Cement Masons	3,520	7,012,780
Electrical Workers	13,949	28,048,230
Elevator Constructors	613	1,230,240
Ironworkers	2,655	5,340,930
Laborers	11,956	24,035,720
Operating Engineers	3,298	6,630,910
Other	6,839	13,749,120
Painters	7,335	14,750,280
Plumbers	10,170	20,449,820
Roofers	3,064	6,162,920
Sheet Metal Workers	2,913	5,857,400
Teamsters	1,412	2,839,320
Grand Total	92,430	185,862,170

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of June 30, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.